REGISTRATION RIGHTS AGREEMENT

                                  Dated May 13, 1999

                                        among

                             TXU EASTERN FUNDING COMPANY,

                             TXU EASTERN HOLDINGS LIMITED

                                         and

                                LEHMAN BROTHERS INC.

                          MORGAN STANLEY & CO. INCORPORATED

                                ABN AMRO INCORPORATED

                              BNY CAPITAL MARKETS, INC.

                                CHASE SECURITIES INC.

                        CREDIT SUISSE FIRST BOSTON CORPORATION

                  MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

                        NATIONSBANC MONTGOMERY SECURITIES LLC

                            SALOMON SMITH BARNEY INC. and

                               WARBURG DILLON READ LLC


                                   ________________

                                as Initial Purchasers

                            REGISTRATION RIGHTS AGREEMENT



                    THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of May 13, 1999 among TXU EASTERN FUNDING COMPANY ("TXU Funding") and TXU EASTERN HOLDINGS LIMITED ("TXU Holdings") and LEHMAN BROTHERS INC. , MORGAN STANLEY & CO. INCORPORATED, ABN AMRO INCORPORATED, BNY CAPITAL MARKETS, INC., CHASE SECURITIES INC., CREDIT SUISSE FIRST BOSTON CORPORATION, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, NATIONSBANC MONTGOMERY SECURITIES LLC, SALOMON SMITH BARNEY INC. and WARBURG DILLON READ LLC (collectively, the "Initial Purchasers").

                    This Agreement is made pursuant to the Purchase Agreement dated May 6, 1999 (the "Purchase Agreement"), among TXU Funding, as issuer, and TXU Holdings, as guarantor, of the 6.15% Senior Notes due May 15, 2002 ("6.15% Notes"), the 6.45% Senior Notes due May 15, 2005 ("6.45% Notes") and the 6.75% Senior Notes due May 15, 2009 ("6.75% Notes", and together with the 6.15% Notes and the 6.45% Notes, the "Notes"), and the Initial Purchasers, which provides for, among other things, the sale by TXU Funding to the Initial Purchasers of $350,000,000, principal amount of the 6.15% Notes, $650,000,000 principal amount of the 6.45% Notes and $500,000,000 principal amount of the 6.75% Notes and the guarantee of the Notes by TXU Holdings. In order to induce the Initial Purchasers to enter into the Purchase Agreement, TXU Holdings and TXU Funding have agreed to provide to the Initial Purchasers and their direct and indirect transferees the registration rights set forth in this Agreement.
          The execution and delivery of this Agreement is a condition to the closing under the Purchase Agreement.

               In consideration of the foregoing, the parties hereto agree as follows:

               1.   Definitions.
                    -----------

                    As used in this Agreement, the following capitalized defined terms shall have the following meanings:

               "Additional Interest" shall have the meaning set forth in
                -------------------
          Section 2(e) hereof.

               "Advice" shall have the meaning set forth in the last
                ------
          paragraph of Section 3 hereof.

               "Applicable Period" shall have the meaning set forth in
                -----------------
          Section 3(t) hereof.

               "Business Day" shall mean a day other than (i) a Saturday or
                ------------
          a Sunday, (ii) a day on which banks in New York, New York are authorized or obligated by law or executive order to remain closed or (iii) a day on which the Trustee s principal corporate trust office is closed for business.

               "Closing Date" shall mean the Closing Date as defined in the
                ------------
          Purchase Agreement.

               "Depositary" shall mean (i) with respect to Notes and/or
                ----------
          Exchange Notes in bearer form, The Bank of New York, as book-entry depositary pursuant to the Deposit Agreement between The Bank of New York and TXU Funding, dated May 13, 1999, or any other book-entry depositary appointed in accordance with such Deposit Agreement; and (ii) with respect to Notes and/or Exchange Notes in registered form, The Depository Trust Company, or any other depositary appointed by TXU Funding; provided, however, that such depositary must have an address in the Borough of Manhattan, in The City of New York.

               "Effectiveness Period" shall have the meaning set forth in
                --------------------
          Section 2(b) hereof.

               "Eligible Holder" shall have the meaning set forth in
                ---------------
          Section 2(a) hereof.

               "Exchange Act" shall mean the Securities Exchange Act of
                ------------
          1934, as amended from time to time.

               "Exchange Note Guarantees" shall mean the unconditional
                ------------------------
          guarantees by TXU Holdings of the principal, premium, if any, and interest on the Exchange Notes when due.

               "Exchange Notes" shall mean the 6.15% Exchange Senior Notes
                --------------
          due May 15, 2002, the 6.45% Exchange Senior Notes due May 15, 2005 and the 6.75% Exchange Senior Notes due May 15,
          2009 containing terms identical, to, respectively, the 6.15% Notes, the 6.45% Notes and the 6.75% Notes (except that they will not contain registration rights or terms with respect to the transfer restrictions under the Securities Act and will not provide for any Additional Interest to be payable with respect thereto). The Exchange Notes will be guaranteed by the Exchange Note Guarantees.

               "Exchange Offer" shall mean the offer by TXU Funding to the
                --------------
          Holders to exchange the Registrable Securities for a like principal amount of Exchange Notes pursuant to Section 2(a) hereof.

               "Exchange Offer Registration" shall mean a registration
                ---------------------------
          under the Securities Act effected pursuant to Section 2(a) hereof.

               "Exchange Offer Registration Statement" shall mean an
                -------------------------------------
          exchange offer registration statement on Form F-4 (or, if applicable, on another appropriate form), and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

               "Exchange Period" shall have the meaning set forth in
                ---------------
          Section 2(a) hereof.

               "Guarantees" shall mean the unconditional guarantees by TXU
                ----------
          Holdings of the principal, premium, if any, and interest on the Notes when due.

               "Holder" shall mean the Initial Purchasers, for so long as
                ------
          they own beneficial interests in any Registrable Securities, and each of their respective successors, assigns and direct and indirect transferees who become owners of beneficial interests in Registrable Securities in bearer form or registered owners of Registrable Securities under the Indenture.

               "Indenture" shall mean the Indenture (for Unsecured Debt
                ---------
          Securities) relating to the Notes and the Exchange Notes dated as of May 1, 1999 among TXU Funding, as issuer, TXU Holdings, as guarantor of the Notes and the Exchange Notes, and The Bank of New York, as Trustee, as the same may be amended from time to time in accordance with the terms thereof.

               "Initial Purchasers" shall have the meaning set forth in the
                ------------------
          preamble of this Agreement.

               "Inspectors" shall have the meaning set forth in Section
                ----------
          3(n) hereof.

               "Issue Date" shall mean the date of original issuance of the
                ----------
          Notes.

               "Majority Holders" shall mean the Holders of a majority of
                ----------------
          the aggregate principal amount of outstanding Notes.

               "Notes" shall have the meaning set forth in the preamble to
                -----
          this Agreement.

               "Participating Broker-Dealer" shall have the meaning set
                ---------------------------
          forth in Section 3(t) hereof.

               "Person" shall mean an individual, partnership, corporation,
                ------
          trust or unincorporated organization, limited liability company, or a government or agency or political subdivision thereof.

               "Predecessor Company" shall mean Eastern Group, plc.
                -------------------

               "Prospectus" shall mean the prospectus included in a
                ----------
          Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to a prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

               "Purchase Agreement" shall have the meaning set forth in the
                ------------------
          preamble of this Agreement.

               "Records" shall have the meaning set forth in Section 3(n)
                -------
          hereof.

               "Registrable Securities" shall mean the Notes and the
                ----------------------
          Guarantees; provided, however, that Notes and the Guarantees with respect to such Notes shall cease to be Registrable Securities when (i) a Registration Statement with respect to the Exchange Notes and the Exchange Note Guarantees shall have been declared effective under the Securities Act and the Notes shall have been disposed of pursuant to such Registration Statement, (ii) the Notes shall have been sold to the public pursuant to Rule 144(k) (or any similar provision then in force, but not Rule 144A) under the Securities Act, (iii) the Notes shall have ceased to be outstanding, (iv) the Notes and the Guarantees shall have been exchanged for Exchange Notes and the Exchange Note Guarantees upon consummation of the Exchange Offer and are thereafter freely tradable by the holder thereof (other than an affiliate of TXU Funding or TXU Holdings) or (v) two years (or such shorter period as may hereafter be provided in Rule 144(k) under the Securities Act (or similar rule)) have elapsed since the date of original issuances of the Notes.

               "Registration Expenses" shall mean any and all expenses
                ---------------------
          incident to performance of or compliance by TXU Funding and TXU Holdings with this Agreement, including, without limitation: (i) all SEC or National Association of Securities Dealers, Inc. (the "NASD") registration and filing fees; (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for any underwriters or Holders in connection with blue sky qualification of any of the Exchange Notes or Registrable Securities) and compliance with the rules of the NASD in an amount not exceeding $15,000 in the aggregate, (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus and any amendments or supplements thereto, and in preparing or assisting in preparing, printing and distributing any Registration Statement, any Prospectus and any amendments or supplements thereto, and in preparing or assisting in preparing, printing and distributing any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, (v) the fees and disbursements of counsel for TXU Funding and TXU Holdings, of Winthrop, Stimson, Putnam & Roberts, as counsel for the Holders hereunder in connection with the Exchange Offer, and of the independent certified public accountants of TXU Funding and TXU Holdings and the predecessor of TXU Holdings, including the expenses of any "cold comfort" letters required by or incident to such performance and compliance, (vi) the fees and expenses of the Trustee, and any paying agent, exchange agent or custodian, (vii) all fees and expenses incurred in connection with the listing, if any, of any of the Registrable Securities or the Exchange Notes on any securities exchange or exchanges and
          (viii) the reasonable fees and expenses of any special experts retained by TXU Funding or TXU Holdings in connection with any Registration Statement.

               "Registration Statement" shall mean any registration
                ----------------------
          statement of TXU Funding and TXU Holdings which covers any of the Exchange Notes or Registrable Securities pursuant to the provisions of this Agreement, and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

               "Rule 144(k) Period" shall mean the period of two years (or
                ------------------
          such shorter period as may hereafter be provided in Rule 144(k) under the Securities Act (or similar successor rule)) commencing on the Issue Date.

               "SEC" shall mean the Securities and Exchange Commission.
                ---

               "Securities Act" shall mean the Securities Act of 1933, as
                --------------
          amended from time to time.

               "Shelf Registration" shall mean a registration effected
                ------------------
          pursuant to Section 2(b) hereof.

               "Shelf Registration Event" shall have the meaning set forth
                ------------------------
          in Section 2(b) hereof.

               "Shelf Registration Event Date" shall have the meaning set
                -----------------------------
          forth in Section 2(b) hereof.

               "Shelf Registration Statement" shall mean a "shelf"
                ----------------------------
          registration statement of TXU Funding and TXU Holdings pursuant to the provisions of Section 2(b) hereof which covers all of the Registrable Securities, on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

               "TIA" shall mean the Trust Indenture Act of 1939, as amended
                ---
          from time to time.

               "Trustee" shall mean The Bank of New York, and any successor
                -------
          thereto, as trustee under the Indenture.

               "TXU Funding" shall have the meaning set forth in the
                -----------
          preamble to this Agreement and also includes TXU Funding's successors and permitted assigns.

               "TXU Holdings" shall have the meaning set forth in the
                ------------
          preamble to this Agreement and also includes TXU Holdings' successors and permitted assigns.

               2.   Registration Under the Securities Act.
                    -------------------------------------

                    (a)  Exchange Offer.
                         --------------

                    To the extent not prohibited by any applicable law or applicable interpretation of the staff of the SEC, TXU Holdings shall, for the benefit of the Holders, at TXU Holdings cost, (i) cause to be filed with the SEC an Exchange Offer Registration Statement on an appropriate form under the Securities Act covering the Exchange Offer, (ii) use its reasonable best efforts to cause such Exchange Offer Registration Statement to be declared effective under the Securities Act by the SEC not later than the date which is 180 days after the Issue Date, and (iii) use its reasonable best efforts to keep such Exchange Offer Registration Statement effective for not less than 30 calendar days (or longer if required by applicable law) after the date notice of the Exchange Offer is mailed to the Holders. Upon the effectiveness of the Exchange Offer Registration Statement, TXU Funding shall promptly commence the Exchange Offer, it being the objective of such Exchange Offer to enable each Holder electing to exchange Registrable Securities for a like principal amount of Exchange Notes (assuming that such Holder is not an affiliate of TXU Funding or TXU Holdings within the meaning of Rule 405 under the Securities Act and is not a broker-dealer tendering Registrable Securities acquired directly from TXU Funding for its own account, acquires the Exchange Securities in the ordinary course of such Holder's business and has no arrangements or understandings with any Person to participate in the Exchange Offer for the purpose of distributing the Exchange Securities) (any Holder meeting all such requirements, hereinafter an "Eligible Holder"), and to transfer such Exchange Securities from and after their receipt without any limitations or restrictions under the Securities Act and under state securities or blue sky laws.

                    In connection with the Exchange Offer, TXU Funding and TXU Holdings shall:

                    (i) mail to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents (together, the "Notice");

                    (ii) use their reasonable best efforts to keep the
               Exchange Offer open for acceptance for a period of not less than 30 days after the date Notice thereof is mailed to the Holders (or longer if required by applicable law) (such period referred to herein as the "Exchange Period");

                    (iii) utilize the services of the Depositary for the Exchange Offer;

                    (iv) permit Holders to withdraw, at any time prior to
               the close of business, New York time, on the last Business Day of the Exchange Period, any Notes tendered for exchange by sending to the institution specified in the Notice, a telegram, telex, facsimile transmission or letter, received before aforesaid time, setting forth the name of such Holder, the principal amount of Notes delivered for exchange, and a statement that such Holder is withdrawing his election to have such Notes exchanged;

                    (v) notify each Holder by means of the Notice that any Note not tendered by such Holder in the Exchange Offer will remain outstanding and continue to accrue interest, but will not retain any rights under this Agreement (except in the case of the Initial Purchasers and Participating Broker-Dealers as provided herein); and

                         (vi) otherwise comply in all respects with all
               applicable laws relating to the Exchange Offer.

                    As soon as practicable after the close of the Exchange Offer, TXU Funding shall:

                    (i) accept for exchange all Notes or portions thereof
               tendered and not validly withdrawn pursuant to the Exchange
               Offer;

                    (ii) deliver, or cause to be delivered, to the Trustee
               for cancellation all Notes or portions thereof so accepted for exchange by TXU Funding; and

                    (iii) issue, and cause the Trustee to promptly
               authenticate and deliver to the Depositary (or if, the Exchange Notes are in certificated form, each Holder), Exchange Notes equal in principal amount to the principal amount of the Notes surrendered by such Holder.

                    Interest on each Exchange Note issued pursuant to the Registered Exchange Offer will accrue from the last date on which interest was paid on the Note surrendered in exchange therefor or, if no interest has been paid on such Note, from the Issue Date. To the extent not prohibited by any law or applicable interpretation of the staff of the SEC, TXU Funding and TXU Holdings shall use their reasonable best efforts to complete the Exchange Offer as provided above, and shall comply with the applicable requirements of the Securities Act, the Exchange Act and other applicable laws in connection with the Exchange Offer. The Exchange Offer shall not be subject to any conditions, other than that the Exchange Offer does not violate applicable law or any applicable interpretation of the staff of the SEC and that each Holder tendering Notes for exchange shall be an Eligible Holder. Each Holder of Registrable Securities who wishes to exchange such Registrable Securities for Exchange Notes in the Exchange Offer will be required to make certain customary representations in connection therewith, including representations that (i) it is not an affiliate of TXU Funding or TXU Holdings, (ii) the Exchange Notes to be received by it were acquired in the ordinary course of its business and (iii) at the time of the Exchange Offer, it has no arrangement with any person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Notes. Each Holder hereby acknowledges and agrees that any Participating Broker-Dealer and any such Holder using the Exchange Offer to participate in a distribution of the Exchange Notes: (1) could not under SEC policy as in effect on the date of this Agreement rely on the position of the SEC enunciated in Morgan Stanley and Co., Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the SEC's letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters (including any no-action letter obtained based on the representations in clause (i) above), and (2) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with the secondary resale transaction and that such a secondary resale transaction should be covered by an effective registration statement containing the selling security holder information required by Item 507 and 508, as applicable, of Regulation S-K, the SEC standard instructions for filing forms under the Securities Act, if the resales are of Exchange Notes obtained by such Holder in exchange for Notes acquired by such Holder directly from TXU Funding.

                    Upon consummation of the Exchange Offer in accordance with this Section 2(a), the provisions of this Agreement shall continue to apply, mutatis mutandis, solely with respect to Registrable Securities that are Exchange Notes held by Participating Broker-Dealers, and TXU Funding and TXU Holdings shall have no further obligation to register the Registrable Securities (other than pursuant to Section 2(b)(iii)) pursuant to
          Section 2(b) of this Agreement.

                    (b)  Shelf Registration.
                         ------------------

                    In the event that (i) TXU Funding is not permitted to effect the Exchange Offer because of any change in law or in currently prevailing interpretations of the staff of the SEC,
          (ii) the Exchange Offer Registration Statement is not declared effective within 180 days of the Issue Date, or (iii) (1) any Initial Purchaser is not permitted, in the reasonable opinion of Winthrop, Stimson, Putnam & Roberts, pursuant to applicable law or applicable interpretations of the staff of the SEC, to participate in the Exchange Offer and thereby receive securities that are freely tradeable without restriction under the Securities Act and applicable blue sky or state securities laws,
          (2) such Initial Purchaser requests registration of Registrable Securities held by such Initial Purchaser and (3) such Initial Purchaser's request is received by TXU Holdings no later than the later of (A) the date of filing of the Exchange Offer Registration Statement and (B) 120 days following the Issue Date (any of the events specified in (i) (iii) being a "Shelf Registration Event" and the date of occurrence thereof, the "Shelf Registration Event Date"), TXU Holdings shall promptly deliver to the Holders and the Trustee written notice thereof and, at its cost, file as promptly as practicable after such Shelf Registration Event Date, and, in any event, within 45 days after such Shelf Registration Event Date (which shall be no earlier than 90 days after the Closing Date) a Shelf Registration Statement providing for the sale by the Holders of all of the Registrable Securities, and shall use its reasonable best efforts to have such Shelf Registration Statement declared effective by the SEC as soon as practicable; provided, however that if the Shelf Registration Event is pursuant to clause (iii), TXU Funding and TXU Holdings may register such Registrable Securities together with the Exchange Offer Registration Statement, filed pursuant to Section 2(a), and the requirements as to timing applicable thereto. No Holder of Registrable Securities shall be entitled to include any of its Registrable Securities in any Shelf Registration pursuant to this Agreement unless and until such Holder agrees in writing to be bound by all of the provisions of this Agreement applicable to such Holder and furnishes to TXU Holdings in writing, within 15 days after receipt of a request therefor, such information as TXU Holdings may, after conferring with counsel with regard to information relating to Holders that would be required by the SEC to be included in such Shelf Registration Statement or Prospectus included therein, reasonably request for inclusion in any Shelf Registration Statement or Prospectus included therein. Each Holder as to which any Shelf Registration is being effected agrees promptly to furnish to TXU Holdings all information with respect to such Holder necessary to make the information previously furnished to TXU Holdings by such Holder not materially misleading.

                    TXU Funding and TXU Holdings agree to use their reasonable best efforts to keep the Shelf Registration Statement continuously effective for the Rule 144(k) Period (subject to extension pursuant to the last paragraph of Section 3 hereof) or for such shorter period which will terminate when all of the securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or cease to be Registrable Securities (the "Effectiveness Period"). TXU Funding and TXU Holdings shall not permit any securities other than Registrable Securities to be included in the Shelf Registration. TXU Holdings will, in the event a Shelf Registration Statement is declared effective, provide to each Holder a reasonable number of copies of the Prospectus which is a part of the Shelf Registration Statement and notify each such Holder when the Shelf Registration has become effective. TXU Funding and TXU Holdings further agree, if necessary, to supplement or amend the Shelf Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by TXU Funding and TXU Holdings for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder for shelf registrations, and TXU Holdings agrees to furnish to the Holders of Registrable Securities copies of any such supplement or amendment promptly after its being used or filed with the SEC.

                    (c)  Expenses.
                         --------

                    TXU Funding and TXU Holdings shall pay all Registration Expenses in connection with the registration pursuant to Section 2(a) or 2(b) hereof. Except as provided herein, each Holder shall pay all expenses of its counsel, underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to the Shelf Registration Statement.

                    (d)  Effective Registration Statement.
                         --------------------------------

                    An Exchange Offer Registration Statement pursuant to
          Section 2(a) hereof or a Shelf Registration Statement pursuant to
          Section 2(b) hereof (or a combination of the two) will not be deemed to have become effective unless it has been declared effective by the SEC; provided, however, that if, after it has been declared effective, the offering of Registrable Securities pursuant to a Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Registration Statement will be deemed not to have been effective during the period of such interference, until the offering of Registrable Securities pursuant to such Registration Statement may legally resume. TXU Funding and TXU Holdings will be deemed not to have used their reasonable best efforts to cause the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, to become, or to remain, effective during the requisite period if either voluntarily takes any action that would result in any such Registration Statement not being declared effective or in the Holders of Registrable Securities covered thereby not being able to exchange or offer and sell such Registrable Securities during that period unless such action is required by applicable law.

                    (e)  Additional Interest.
                         -------------------

                    In the event that:

                    (i) notwithstanding that TXU Funding has consummated or will consummate an Exchange Offer, TXU Funding and TXU Holdings are required to file a Shelf Registration Statement and such Shelf Registration Statement is not filed on or prior to the date required by Section 2(b) hereof, then commencing on the day after the applicable required filing date, additional interest shall accrue on the principal amount of the Notes ("Additional Interest") at a rate of .25% per annum; or

                    (ii) (A) the Exchange Offer Registration Statement is
               not declared effective by the SEC on or prior to the 180th day after the Issue Date or (B) whether or not TXU Funding has consummated or will consummate an Exchange Offer, TXU Funding and TXU Holdings are required to file a Shelf Registration Statement and such Shelf Registration Statement is not declared effective by the SEC on or prior to the 30th day after the date such Shelf Registration Statement was required to be filed, then, commencing on the 181st day after the Issue Date or the 31st day after the applicable required filing date, as the case may be, Additional Interest shall accrue on the principal amount of the Notes at a rate of .25% per annum; or

                    (iii) (A) TXU Funding has not exchanged the Exchange Notes for the Notes validly tendered, in accordance with the terms of the Exchange Offer, on or prior to the 40th day after the date on which the Exchange Offer Registration Statement was declared effective or (B) the Shelf Registration Statement has been declared effective and such Shelf Registration Statement ceases to be effective at any time prior to the expiration of the Rule 144(k) Period (other than after such time as all Notes have been disposed of thereunder or otherwise cease to be Registrable Securities), then Additional Interest shall accrue on the principal amount of Notes, at a rate of .25% per annum, commencing on the 41st day after the date on which the Exchange Offer Registration Statement was declared effective or the day such Shelf Registration Statement ceases to be effective, as the case may be;

          provided, however, that the Additional Interest rate on the Notes may not exceed in the aggregate .25% per annum; provided further, however, that (1) upon the filing of the Shelf Registration Statement (in the case of clause (i) above), (2) upon the effectiveness of the Exchange Offer Registration Statement or a Shelf Registration Statement (in the case of clause (ii) above),
          (3) upon the exchange of Exchange Notes for all Notes tendered (in the case of clause (iii)(A) above), or upon the effectiveness of the Shelf Registration Statement which had ceased to remain effective (in the case of clause (iii) (B) above), or (4) upon the expiration of the Rule 144(k) Period, Additional Interest on the Notes as a result of such clause (or the relevant subclause thereof), as the case may be, shall cease to accrue.

               Any amounts of Additional Interest due pursuant to Section 2(e)(i), (ii) or (iii) above will be payable in cash on the relevant payment dates for the payment of interest pursuant to the Indenture.

                    (f)  Specific Enforcement.
                         --------------------

                    Without limiting the remedies available to the Holders, TXU Funding and TXU Holdings acknowledge that any failure of TXU Funding or TXU Holdings to comply with their obligations under
          Section 2(a) and Section 2(b) hereof may result in material irreparable injury to the Holders for which there is no adequate remedy at law, that it would not be possible to measure damages for such injuries precisely and that, in the event of any such failure, any Holder may obtain such relief as may be required to specifically enforce the obligations of TXU Funding or TXU Holdings under Section 2(a) and Section 2(b) hereof.

                    3.   Registration Procedures.
                         -----------------------
                    In connection with the obligations of TXU Funding and TXU Holdings with respect to the Registration Statements pursuant to Sections 2(a) and 2(b) hereof, TXU Funding and TXU Holdings shall:

                    (a) prepare and file with the SEC a Registration Statement or Registration Statements as prescribed by Sections 2(a) and 2(b) hereof within (in the case of Section 2(b) hereof) the relevant time period specified and on the appropriate form(s) under the Securities Act, which form(s) (i) shall be selected by TXU Funding and TXU Holdings, (ii) shall, in the case of a Shelf Registration, be available for the sale of the Registrable Securities by the selling Holders thereof and (iii) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith; and use its reasonable best efforts to cause such Registration Statement(s) to become effective and remain effective in accordance with Section 2 hereof; provided, however, that if (1) such filing is pursuant to
          Section 2(b), or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2(a) is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, TXU Funding and TXU Holdings shall furnish to and afford the Holders of the Registrable Securities and each such Participating Broker-Dealer, as the case may be, covered by such Registration Statement, their counsel and the managing underwriters, if any, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed. Neither TXU Funding nor TXU Holdings shall file any Registration Statement or Prospectus or any amendments or supplements thereto in respect of which the Holders must be afforded an opportunity to review prior to the filing of such document if the Majority Holders or such Participating Broker-Dealer, as the case may be, their counsel or the managing underwriters, if any, shall reasonably object;

                    (b) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the Effectiveness Period or the Applicable Period, as the case may be, and cause each Prospectus to be supplemented, if so determined by TXU Funding or TXU Holdings or requested by the SEC, by any required prospectus supplement and as so supplemented to be filed pursuant to Rule 424 (or any similar provision then in force) under the Securities Act, and comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations promulgated thereunder applicable to it with respect to the disposition of all securities covered by each Registration Statement during the Effectiveness Period or the Applicable Period, as the case may be, in accordance with the intended method or methods of distribution by the selling Holders thereof described in this Agreement (including sales by any Participating Broker-Dealer);

                    (c) in the case of a Shelf Registration, (i) notify each Holder of Registrable Securities included in the Shelf Registration Statement, at least three Business Days prior to filing, that a Shelf Registration Statement with respect to the Registrable Securities is being filed and advise such Holder that the distribution of Registrable Securities will be made in accordance with the method selected by the Majority Holders, (ii) furnish to each Holder of Registrable Securities included in the Shelf Registration Statement and to each underwriter of an underwritten offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder or underwriter may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities, (iii) consent to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities included in the Shelf Registration Statement in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto and (iv) furnish to each Holder of Registrable Securities either a summary of the terms of this Agreement or a copy of this Agreement;

                    (d) in the case of a Shelf Registration, to register or qualify the Registrable Securities under all applicable state securities or "blue sky" laws of such jurisdictions by the time the applicable Registration Statement is declared effective by the SEC as any Holder of Registrable Securities covered by a Registration Statement and each underwriter of an underwritten offering of Registrable Securities shall reasonably request in writing in advance of such date of effectiveness; provided, however, that neither TXU Funding or TXU Holdings shall be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (ii) file any general consent to service of process in any jurisdiction where it would not otherwise be subject to such service of process or
          (iii) file annual reports or comply with any other requirements deemed in its reasonable judgment to be unduly burdensome;

                    (e) in the case of (1) a Shelf Registration or (2) Participating Broker-Dealers from whom TXU Funding and TXU Holdings has received prior written notice that they will be utilizing the Prospectus contained in the Exchange Offer Registration Statement as provided in Section 3(t) hereof, are seeking to sell Exchange Notes and are required to deliver Prospectuses, promptly notify each Holder of Registrable Securities, or each such Participating Broker-Dealer, as the case may be, their counsel and the managing underwriters, if any, and promptly confirm such notice in writing (i) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement or Prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the qualification of the Registrable Securities or the Exchange Notes to be offered or sold by any Participating Broker-Dealer in any jurisdiction described in paragraph 3(d) hereof or the initiation of any proceedings for that purpose, (iv) in the case of a Shelf Registration, if, between the effective date of a Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of TXU Funding or TXU Holdings contained in any purchase agreement, securities sales agreement or other similar agreement, if any, cease to be true and correct in all material respects, (v) of the happening of any event or the failure of any event to occur or the discovery of any facts or otherwise, during the Effectiveness Period which makes any statement made in such Registration Statement or the related Prospectus untrue in any material respect or which causes such Registration Statement or Prospectus to omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (vi) when TXU Funding or TXU Holdings reasonably determines that a post-effective amendment to the Registration Statement would be appropriate;

                    (f) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment;

                    (g) in the case of a Shelf Registration, furnish to each Holder of Registrable Securities included within the coverage of such Shelf Registration Statement, without charge, at least one conformed copy of each Registration Statement relating to such Shelf Registration and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

                    (h) in the case of a Shelf Registration, cooperate with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and in such denominations (consistent with the provisions of the Indenture) and registered in such names as the selling Holders or the underwriters, if any, may reasonably request at least two Business Days prior to the closing of any sale of Registrable Securities pursuant to such Shelf Registration Statement;

                    (i) in the case of a Shelf Registration or an Exchange Offer Registration, upon the occurrence of any circumstance contemplated by Section 3(e)(ii), 3(e)(iii), 3(e)(v) or 3(e)(vi) hereof, prepare a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and notify each Holder to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and each Holder hereby agrees to suspend use of the Prospectus until TXU Funding and TXU Holdings have amended or supplemented the Prospectus to correct such misstatement or omission;

                    (j) in the case of a Shelf Registration, a reasonable time prior to the filing of any document which is to be incorporated by reference into a Registration Statement or a Prospectus after the initial filing of a Registration Statement, provide a reasonable number of copies of such document to the Holders and make such of the representatives of TXU Funding and TXU Holdings as shall be reasonably requested by the Holders of Registrable Securities or the Initial Purchasers on behalf of such Holders available for reasonable discussion of such document;

                    (k) obtain a CUSIP number for all Exchange Notes, no later than the effective date of a Registration Statement, and provide the Trustee with printed certificates for the Exchange Notes or the Registrable Securities, as the case may be, in a form eligible for deposit with the Depositary;

                    (l) cause the Indenture and the Deposit Agreement, if required by the TIA, to be qualified under the TIA in connection with the registration of the Exchange Notes or Registrable Securities, as the case may be, and effect such changes to such documents as may be required for them to be so qualified in accordance with the terms of the TIA and execute, and use its reasonable best efforts to cause the Trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable such documents to be so qualified in a timely manner;

                    (m) in the case of a Shelf Registration, enter into such agreements (including underwriting agreements) as are customary in underwritten offerings and consistent with the terms of the Purchase Agreement and take all such other appropriate actions as are reasonably requested in order to expedite or facilitate the registration or the disposition of such Registrable Securities, and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is with respect to an underwritten offering, if requested by (x) any Initial Purchaser, in the case where an Initial Purchaser holds Registrable Securities acquired by it as part of its initial distribution and (y) other Holders of Notes covered thereby: (i) make such representations and warranties to Holders of such Registrable Securities and the underwriters (if any), with respect to the business of TXU Funding and TXU Holdings and their subsidiaries as then conducted and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in underwritten offerings, and confirm the same if and when requested; (ii) obtain opinions of counsel to TXU Funding and TXU Holdings and updates thereof (which may be in the form of a reliance letter) in form and substance reasonably satisfactory to the managing underwriters (if any) and the Holders of a majority in principal amount of the Registrable Securities being sold, addressed to each selling Holder and the underwriters (if any) covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such underwriters (it being agreed that the matters to be covered by such opinions may be subject to customary qualifications and exceptions); (iii) obtain "cold comfort" letters and updates thereof in form and substance reasonably satisfactory to the managing underwriters (if any) from the independent certified public accountants of TXU Funding, TXU Holdings and the Predecessor Company (and, if necessary, any other independent certified public accountants of any subsidiary of TXU Funding and TXU Holdings or of any business acquired by TXU Funding or TXU Holdings for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each of such underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings and such other matters as reasonably requested by such underwriters in accordance with Statement on Auditing Standards No. 72 and (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable than those set forth in Section 4 hereof (or such other provisions and procedures acceptable to Holders of a majority in aggregate principal amount of Registrable Securities covered by such Registration Statement and the managing underwriters or agents) with respect to all parties to be indemnified pursuant to said Section (including, without limitation, such underwriters and selling Holders). The above shall be done at each closing under such underwriting agreement or, as and to the extent required thereunder and as consistent with the terms of, the Purchase Agreement;

                    (n)  if (1) a Shelf Registration is filed pursuant to
          Section 2(b) or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2(a) is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, make reasonably available for inspection by any selling Holder of such Registrable Securities being sold, or each such Participating Broker-Dealer, as the case may be, any underwriter participating in any such disposition of Registrable Securities, if any, and any attorney, accountant or other agent retained by any such selling Holder or each such Participating Broker-Dealer, as the case may be, or underwriter (collectively, the "Inspectors"), at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of TXU Funding and TXU Holdings and the Predecessor Company and their subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of TXU Funding, TXU Holdings and their subsidiaries to supply all relevant information in each case reasonably requested by any such Inspector in connection with such Registration Statement; provided, however, that the foregoing inspection and information gathering shall be coordinated on behalf of all such parties by TXU Holdings-designated Holders' counsel, at the expense of such parties as described in Section 2(c) hereof. Records of TXU Funding and its subsidiaries or TXU Holdings and the Predecessor Company and their subsidiaries, which TXU Funding or TXU Holdings, respectively, determines, in good faith, to be confidential and any records which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a material misstatement or omission in such Registration Statement, provided that TXU Holdings shall be consulted prior to any such disclosure, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or is necessary in connection with any action, suit or proceeding or (iii) the information in such Records has been made available to the public. Each selling Holder of such Registrable Securities and each such Participating Broker-Dealer will be required to agree in writing that information obtained by it or any Inspector retained by it as a result of such inspections shall be deemed confidential and shall not be used by it or any Inspector retained by it as the basis for any market transactions in the securities of TXU Funding or TXU Holdings unless and until such is made generally available to the public. Each selling Holder of such Registrable Securities and each such Participating Broker-Dealer will be required to further agree in writing that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to TXU Holdings and allow TXU Holdings at its expense to undertake appropriate action to prevent disclosure of the Records deemed confidential;

                    (o) comply with all applicable rules and regulations of the SEC so long as any provision of this Agreement shall be applicable and make generally available to their security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act), with such adjustments as are necessary to reflect the transactions in August 1998 in connection with the purchase by Texas Utilities Company of the predecessors of TXU Holdings, no later than 60 days after the end of any 12-month period (or 120 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of TXU Funding or TXU Holdings, as the case may be, after the effective date of a Registration Statement, which statements shall cover said 12-month periods;

                    (p) upon consummation of an Exchange Offer, if requested by the Trustee, obtain an opinion of counsel to TXU Funding and TXU Holdings addressed to the Trustee for the benefit of all Holders of Registrable Securities participating in the Exchange Offer and which includes an opinion that (i) TXU Funding has duly authorized, executed and delivered the Exchange Notes,
          (ii) each of the Exchange Notes constitutes a legal, valid and binding obligation of TXU Funding, enforceable against TXU Funding in accordance with its terms (with customary exceptions),
          (iii) TXU Holdings has duly authorized, executed and delivered the Exchange Note Guarantees, (iv) the Exchange Note Guarantees constitute the legal, valid and binding obligation of TXU Holdings, enforceable against TXU Holdings in accordance with its terms (with customary exceptions); and (v) the Indenture has been duly qualified under the TIA and the Deposit Agreement has been duly qualified under the TIA, or no such qualification is required by the TIA;

                    (q) if an Exchange Offer is to be consummated, upon delivery of the Registrable Securities by Holders to TXU Funding (or to such other Person as directed by TXU Funding), in exchange for the Exchange Notes and the Exchange Note Guarantees, mark, or cause to be marked, on such Registrable Securities delivered by such Holders that such Registrable Securities are being canceled in exchange for the Exchange Notes and the Exchange Note Guarantees, and in no event shall such Registrable Securities be marked as paid or otherwise satisfied;

                    (r) cooperate with each seller of Registrable Securities covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Securities covered by a Registration Statement contemplated hereby;

                    (s) use its reasonable best efforts to take all other steps necessary to effect the registration of the Registrable Securities covered by a Registration Statement contemplated hereby;

                    (t) (A) in the case of the Exchange Offer Registration Statement (i) (a) indicate in a "Plan of Distribution" section contained in the Prospectus contained in the Exchange Offer Registration Statement that any broker or dealer registered under the Exchange Act who holds Notes that are Registrable Securities and that were acquired for its own account as a result of market-making activities or other trading activities (other than Registrable Securities acquired directly from TXU Funding) (such broker or dealer, a "Participating Broker-Dealer"), may exchange such Notes pursuant to the Exchange Offer; however, such Participating Broker-Dealer may be deemed to be an "underwriter" within the meaning of the Securities Act and must, therefore, deliver a prospectus meeting the requirements of the Securities Act in connection with any resales of the Exchange Notes received by such Participating Broker-Dealer in the Exchange Offer, which prospectus delivery requirement may be satisfied by the delivery by such Participating Broker-Dealer of the Prospectus contained in the Exchange Offer Registration Statement and (b) include in such "Plan of Distribution" section all other information with respect to such resales by Participating Broker-Dealers that the SEC may require in order to permit such resales pursuant thereto, but such "Plan of Distribution" shall not name any such Participating Broker-Dealer or disclose the amount of Exchange Notes held by any such Participating Broker-Dealer except to the extent required by the Commission as a result of a change in policy announced after the date of this Agreement, (ii) furnish to each Participating Broker-Dealer who has delivered to TXU Funding and TXU Holdings the notice referred to in Section 3(e), without charge, as many copies of each Prospectus included in the Exchange Offer Registration Statement, including any preliminary prospectus, and any amendment or supplement thereto, as such Participating Broker-Dealer may reasonably request (TXU Funding and TXU Holdings hereby consent to the use of the Prospectus forming part of the Exchange Offer Registration Statement or any amendment or supplement thereto by any Person subject to the prospectus delivery requirements of the Securities Act, including all Participating Broker-Dealers, in connection with the sale or transfer of the Exchange Notes covered by the Prospectus or any amendment or supplement thereto), (iii) use its reasonable best efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the Prospectus contained therein in order to permit such Prospectus to be lawfully delivered by all Persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such Persons must comply with such requirements under the Securities Act and applicable rules and regulations in order to resell the Exchange Notes; provided, however, that such period shall not be required to exceed 90 days (or such longer period if extended pursuant to the last sentence of Section 3 hereof) (the "Applicable Period") and (iv) include in the transmittal letter or similar documentation to be executed by an exchange offeree in order to participate in the Exchange Offer (x) the following provision:

                         "If the exchange offeree is a broker-dealer
                    holding Registrable Securities acquired for its own account as a result of market-making activities or other trading activities, it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of Exchange Notes received in respect of such Registrable Securities pursuant to the Exchange Offer,"

          and (y) a statement to the effect that by a Participating Broker-Dealer making the acknowledgement described in clause (x) and by delivering a Prospectus in connection with the exchange of Registrable Securities, the Participating Broker-Dealer will not be deemed to admit that it is an underwriter within the meaning of the Securities Act; and

                    (B) in the case of any Exchange Offer Registration Statement, deliver to the Initial Purchasers or to another representative of the Participating Broker-Dealers, if requested by any such Initial Purchasers or such other representative of the Participating Broker-Dealers, on behalf of the Participating Broker-Dealers upon consummation of the Exchange Offer (i) an opinion of counsel in form and substance reasonably satisfactory to the Initial Purchasers or such other representative of the Participating Broker-Dealers, covering the matters customarily covered in opinions requested in connection with Exchange Offer Registration Statements and such other matters as may be reasonably requested (it being agreed that the matters to be covered by such opinion may be subject to customary qualifications and exceptions), (ii) an officer's certificate containing certifications substantially similar to those set forth in certificates delivered pursuant to Section 8 of the Purchase Agreement and such additional certifications as are customarily delivered in a public offering of debt securities and
          (iii) as well as upon the effectiveness of the Exchange Offer Registration Statement, a comfort letter, in each case, in customary form as permitted by Statement on Auditing Standards No. 72 and with such variations necessary to reflect the transactions in August 1998 in connection with the purchase by Texas Utilities of the predecessors of TXU Holdings. Each of the foregoing shall be consistent with the terms of the Purchase Agreement.

                    TXU Funding and TXU Holdings may require each seller of Registrable Securities as to which any registration is being effected to furnish to TXU Funding and TXU Holdings such information regarding such seller as may be required by the Staff of the SEC to be included in a Registration Statement. TXU Funding and TXU Holdings may exclude from such registration the Registrable Securities of any seller who unreasonably fails to furnish such information within a reasonable time after receiving such request. Neither TXU Funding nor TXU Holdings shall have any obligation to register under the Securities Act the Registrable Securities of a seller who so fails to furnish such information.

                    In the case of (1) a Shelf Registration Statement or
          (2) Participating Broker-Dealers who have notified TXU Funding and TXU Holdings that they will be utilizing the Prospectus contained in the Exchange Offer Registration Statement as provided in Section 3(t) hereof, are seeking to sell Exchange Notes and are required to deliver Prospectuses, each Holder agrees that, upon receipt of any notice from TXU Funding or TXU Holdings of the happening of any event of the kind described in
          Section 3(e)(ii), 3(e)(iii), 3(e)(v) or 3(e)(vi) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to a Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(i) hereof or until it is advised in writing (the "Advice") by TXU Funding or TXU Holdings that the use of the applicable Prospectus may be resumed, and, if so directed by TXU Funding or TXU Holdings, such Holder will deliver to TXU Funding (at TXU Holding's expense) all copies in such Holder's possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities or Exchange Notes, as the case may be, current at the time of receipt of such notice. If TXU Funding or TXU Holdings shall give any such notice to suspend the disposition of Registrable Securities or Exchange Notes, as the case may be, pursuant to a Registration Statement, TXU Funding and TXU Holdings shall file and use its best efforts to have declared effective (if an amendment) as soon as practicable an amendment or supplement to the Registration Statement and shall extend the period during which such Registration Statement shall be maintained effective pursuant to this Agreement by the number of days in the period from and including the date of the giving of such notice to and including the date when TXU Funding and TXU Holdings shall have made available to the Holders (x) copies of the supplemented or amended Prospectus necessary to resume such dispositions or (y) the Advice.

                    4.   Indemnification.
                         ---------------

                    (a) In connection with any Registration Statement, TXU Funding and TXU Holdings shall indemnify and hold harmless each Initial Purchaser, each Holder, each underwriter who participates in an offering of the Registrable Securities, each Participating Broker-Dealer, and each Person, if any, who controls any of such parties within the meaning of Section 15 of the Securities Act or
          Section 20 of the Exchange Act (each an "Indemnified Party") from and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or common law and shall reimburse each such Indemnified Party for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or Prospectus, or in a Registration Statement, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the indemnity agreement contained in this Section 4 as to any Indemnified Party shall not apply to any such losses, claims, damages, liabilities, expenses or actions arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon and in conformity with information furnished in writing to TXU Funding or TXU Holdings by such Indemnified Party for use in connection with the preparation of the Registration Statement or the related Prospectus or any amendment or supplement to either thereof, or arising out of, or based upon, statements in or omissions from the part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification of the Trustee under the TIA; and provided further, that the indemnity agreement contained in this Section 4 with respect to the related Prospectus or any amendment or supplement thereto, (if TXU Funding and TXU Holdings shall have furnished any amendment or supplement thereto) shall not inure to the benefit of any Indemnified Party on account of any such losses, claims, damages, liabilities, expenses or actions arising from the sale of Registrable Securities to any person if a copy of the related Prospectus (exclusive of any documents incorporated by reference) shall not have been given or sent to such person by or on behalf of such Indemnified Party with or prior to the written confirmation of the sale involved unless, with respect to the delivery of any amendment or supplement to the Prospectus, the alleged omission or alleged untrue statement was not corrected in such amendment or supplement at the time of such written confirmation. The indemnity agreement of TXU Funding and TXU Holdings contained in this Section 4 shall remain operative and in full force and effect regardless of any termination of this Agreement or of any investigation made by or on behalf of any Indemnified Party, and shall survive the registration of the Registrable Securities.

                    (b) Each Holder shall indemnify, defend and hold harmless TXU Funding and TXU Holdings and any underwriter and other selling Holder, and their respective officers and directors, and each person who controls TXU Funding or TXU Holdings or any underwriter or any other selling Holder within the meaning of Section 15 of the Securities Act, from and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or common law and shall reimburse each of them for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or the related Prospectus, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon and in conformity with information furnished in writing to TXU Funding or TXU Holdings by or on behalf of such Holder, for use in connection with the preparation of the Registration Statement or the related Prospectus or any amendment or supplement to either thereof. The indemnity agreement of the respective Holders contained in this
          Section 4 shall remain operative and in full force and effect regardless of any termination of this Agreement or of any investigation made by or on behalf of TXU Funding or TXU Holdings, any underwriter, or any other selling Holder, or their respective directors or officers, or any such controlling person, and shall survive the registration of the Registrable Securities; provided, however, that, no such Holder shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Registrable Securities pursuant to a Registration Statement.

                    (c) TXU Funding, TXU Holdings and the Holders each shall, upon the receipt of notice of the commencement of any action against it or any person controlling it as aforesaid, in respect of which indemnity may be sought on account of any indemnity agreement contained herein, promptly give written notice of the commencement thereof to the party or parties against whom indemnity shall be sought hereunder, but the omission so to notify such indemnifying party or parties of any such action shall not relieve such indemnifying party or parties from any liabilities which it or they may have to the indemnified party otherwise than on account of such indemnity agreement. In case such notice of any such action shall be so given, such indemnifying party shall be entitled to participate at its own expense in the defense, or, if it so elects, to assume (in conjunction with any other indemnifying parties) the defense of such action, in which event such defense shall be conducted by counsel chosen by such indemnifying party or parties and satisfactory to the indemnified party or parties who shall be defendant or defendants in such action, and such defendant or defendants shall bear the fees and expenses of any additional counsel retained by them; but if the indemnifying party shall elect not to assume the defense of such action, such indemnifying party will reimburse such indemnified party or parties for the reasonable fees and expenses of any counsel retained by them; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and counsel for the indemnifying party shall have reasonably concluded that there may be a conflict of interest involved in the representation by such counsel of both the indemnifying party and the indemnified party, the indemnified party or parties shall have the right to select separate counsel, satisfactory to the indemnifying party, to participate in the defense of such action on behalf of such indemnified party or parties (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel representing the indemnified parties who are parties to such action). Each of the parties agrees that without the other party's prior written consent, which consent shall not be unreasonably withheld, it will not settle, compromise or consent to the entry of any judgment in any claim in respect of which indemnification may be sought under the indemnification provision of this Agreement, unless such settlement, compromise or consent
          (i) includes an unconditional release of such other party from all liability arising out of such claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of such other party.

                    (d) If the indemnification provided for in (a) or (b) above shall be unenforceable under applicable law by an indemnified party, each indemnifying party agrees to contribute to such indemnified party with respect to any and all losses, claims, damages, liabilities and expenses for which each such indemnification provided for in (a) or (b) above shall be unenforceable, in such proportion as shall be appropriate to reflect the (i) relative fault of each indemnifying party on the one hand and the indemnified party on the other in connection with the statement or omissions which have resulted in such losses, claims, damages, liabilities and expenses, the relative benefits received by each indemnifying party on the one hand and the indemnified party on the other hand from the offering of the Registrable Securities pursuant to this Agreement, and any other relevant equitable considerations; provided, however, that no indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party not guilty of such fraudulent misrepresentation. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or the indemnified party and each such party's relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. TXU Funding, TXU Holdings and each of the Holders agree that it would not be just and equitable if contributions pursuant to this paragraph (d) were to be determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not taken account of the equitable consideration referred to above. Notwithstanding the provisions of this Section 4, no Holder shall be required to contribute in excess of the amount equal to the excess of (i) the net proceeds received by such Holder from the sale of Registrable Securities by it to Eligible Holders, over (ii) the amount of any damages which such Holder has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission. The obligations of each Holder to contribute pursuant to this Section 4 are several and not joint and shall not exceed the same proportion of all contributions of Holders required hereunder as such Holder's Registrable Securities sold pursuant to the Registration Statement is of the total amount of Registrable Securities sold pursuant to the Registration Statement.

                    5.   Participation in Underwritten Registrations.
                         -------------------------------------------

                    No Holder may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents reasonably required under the terms of such underwriting arrangements.

                    6.   Selection of Underwriters.
                         -------------------------

                    The Holders of Registrable Securities covered by the Shelf Registration Statement who desire to do so may sell the securities covered by such Shelf Registration in an underwritten offering. In any such underwritten offering, the underwriter or underwriters and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of the Registrable Securities included in such offering; provided, however, that such underwriters and managers must be reasonably satisfactory to TXU Funding and TXU Holdings.

                    7.   Miscellaneous.
                         -------------

                    (a)  Rule 144 and Rule 144A.  For so long as TXU
                         ----------------------
          Funding or TXU Holdings is subject to the reporting requirements of Section 13 or 15 of the Exchange Act and any Registrable Securities remain outstanding, each of TXU Funding and TXU Holdings will file the reports required to be filed by it under the Securities Act and Section 13(a) or 15(d) of the Exchange Act and the rules and regulations adopted by the SEC thereunder. If either TXU Funding or TXU Holdings ceases to be so required to file such reports, it will, upon the request of any Holder of Registrable Securities (a) make publicly available such information as is necessary to permit sales of their securities pursuant to Rule 144 under the Securities Act, (b) deliver such information to prospective purchasers as is necessary to permit sales of their securities pursuant to Rule 144A under the Securities Act and take such further action as any Holder of Registrable Securities may reasonably request and (c) take such further action that is reasonable in the circumstances, in each case, to the extent required from time to time to enable such Holder to sell its Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such rule may be amended from time to time, (ii) Rule 144A under the Securities Act, as such rule may be amended from time to time or
          (iii) any similar rules or regulations hereafter adopted by the SEC. Upon the request of any Holder of Registrable Securities, TXU Funding or TXU Holdings, as the case may be, will deliver to such Holder a written statement as to whether it has complied with such requirements.

                    (b)  No Inconsistent Agreements.  Neither TXU Funding
                         --------------------------
          nor TXU Holdings as entered into nor will TXU Funding or TXU Holdings on or after the date of this Agreement enter into any agreement which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of TXU Funding's or TXU Holdings' other issued and outstanding securities under any such agreements.

                    (c)  Amendments and Waivers.  The provisions of this
                         ----------------------
          Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers of consents to departures from the provisions hereof may not be given unless TXU Funding and TXU Holdings have obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or departure; provided no departure with respect to the provisions of Section 4 hereof shall be effective as against any Holder of Registrable Securities without the consent of such Holder. Notwithstanding the foregoing sentence, (i) this Agreement may be amended, without the consent of any Holder of Registrable Securities, by written agreement signed by TXU Funding, TXU Holdings and the Trustee, to cure any ambiguity, correct or supplement any provision of this Agreement that may be defective or inconsistent with any other provision of this Agreement or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with other provisions of this Agreement and shall not adversely affect the interests of the Holders in any material respect, (ii) without the consent of any Holder of Registrable Securities, this Agreement may be amended, modified or supplemented, and waivers and consents to departures from the provisions hereof may be given, by written agreement signed by TXU Funding, TXU Holdings and the Trustee to the extent that any such amendment, modification, supplement, waiver or consent is, in their reasonable judgment, necessary or appropriate to comply with applicable law (including any interpretation of the Staff of the SEC) or any change therein and (iii) to the extent any provision of this Agreement relates to the Initial Purchasers, such provision may be amended, modified or supplemented, and waivers or consents to departures from such provisions may be given, by written agreement signed by TXU Funding, TXU Holdings and the Trustee.

                    (d)  Notices.  All notices and other communications
                         -------
          provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to TXU Funding by means of a notice given in accordance with the provisions of this
          Section 7(d), which address initially is, with respect to the Initial Purchasers, the address set forth in the Purchase Agreement and (ii) if to TXU Funding or TXU Holdings, initially at TXU Funding' or TXU Holdings'address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 7(d).

                    All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

                    Copies of all such notices, demands, or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture.

                    (e)  Successors and Assigns.  This Agreement shall
                         ----------------------
          inure to the benefit of and be binding upon the successors, assigns and transferees of the Initial Purchasers, including, without limitation and without the need for an express assignment, subsequent Holders; provided, however, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities, such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof.

                    (f)  Third Party Beneficiary.  Each of the Initial
                         -----------------------
          Purchasers shall be a third party beneficiary of the agreements made hereunder among TXU Funding, TXU Holdings and the Holders and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.

                    (g)  Consent to Jurisdiction; Appointment of Agent to
                         -----------------------  -------------------------
          Process.  Accept Service of Each of TXU Funding and TXU Holdings
          -------
          irrevocably submits to the non-exclusive jurisdiction of any federal or state court in the City, County and State of New York, United States of America, in any legal suit, action or proceeding based on or arising under this Agreement and agrees that all claims in respect of such suit or proceeding may be determined in any such court. Each of TXU Funding and TXU Holdings irrevocably waives the defense of an inconvenient forum or objections to personal jurisdiction with respect to the maintenance of such legal suit, action or proceeding. To the extent permitted by law, each of TXU Funding and TXU Holdings hereby waives any objection to the enforcement by any competent court in the United Kingdom of, and to the relitigation before any competent court in the United Kingdom in connection with, any judgment validly obtained in any such court in New York on the basis of any such legal suit, action or proceeding. Each of TXU Funding and TXU Holdings has appointed Thelen Reid & Priest LLP (the "Process Agent") as its authorized agent upon whom process may be served in any such legal suit, action or proceeding. Such appointment shall be irrevocable. The Process Agent has agreed to act as said agent for service of process and each of TXU Funding and TXU Holdings agrees to take any and all action including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Each of TXU Funding and TXU Holdings further agrees that service of process upon the Process Agent and written notice of said service to each of TXU Funding and TXU Holdings shall be deemed in every respect effective service of process upon each of TXU Funding and TXU Holdings in any such legal suit, action or proceeding. Nothing herein shall affect the right of any Initial Purchaser or any person controlling any Initial Purchaser to serve process in any other manner permitted by law. The provisions of this subsection (g) shall remain operative and in full force and effect regardless of any termination of this Agreement, in whole or in part.

                    (h)  Waiver of Immunities.  To the extent that TXU
                         --------------------
          Funding, TXU Holdings or any of their respective properties, assets or revenues may have or may hereafter become entitled to, or have attributed to it, any right of immunity, on the grounds of sovereignty or otherwise, from any legal action, suit or proceeding, from the giving of any relief in any thereof, from set-off or counterclaim, from the jurisdiction of any court, from service or process, from attachment upon or prior to judgment, from attachment in aid of execution of judgment, or from execution of judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, in any jurisdiction in which proceedings may at any time be commenced, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with the Notes, the Guarantees, the Exchange Notes, the Exchange Guarantees, the Deposit Agreement, the Indenture or this Agreement, each of TXU Funding and TXU Holdings hereby irrevocably and unconditionally waives and agrees not to plead or claim, any such immunity and consents to such relief and enforcement. Nothing in this subsection (h) shall be deemed to waive any defense (other than any such immunity) available to either TXU Funding or TXU Holdings. The provisions of this subsection (h) shall remain operative and in full force and effect regardless of any termination of this Agreement, in whole or in part.

                    (i)  Foreign Taxes.  (a) All payments by TXU Funding or
                         -------------
          TXU Holdings to the Holders hereunder shall be made free and clear of, and without withholding or deduction for or on account of, any present or future income, stamp, or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any jurisdiction in which TXU Funding or TXU Holdings is managed or has a place of business or in which TXU Funding or TXU Holdings has a branch or office from which payment is made or deemed to be made (each, a "Taxing Jurisdiction"), unless such withholding or deduction is required by law. In the event of any such withholding or deduction ("Foreign Taxes"), TXU Funding or TXU Holdings shall pay to each Holder such additional amount as shall be necessary in order that the amount received by such Holder after withholding or deduction shall equal the amount that would otherwise have been due to such Holder in the absence of such withholding or deduction, except that no such amounts shall be payable under this subsection (i) for:

                    (A) any such tax imposed by reason of any Holder having some connection with the relevant Taxing Jurisdiction (including being a citizen or resident or national of, or carrying on a business or maintaining a permanent establishment in, such Taxing Jurisdiction) other than its participation as an Initial Purchaser hereunder; and

                    (B) any income or franchise tax on the overall net income of any Holder imposed by the United States or by the State of New York or any political subdivision of the United States or of the State of New York.

                    (b) In the event any Initial Purchaser obtains any actual payment of refund, credit, allowance, remission or other deduction of, against or from income or taxable income otherwise determined or taxes otherwise payable to which it may be entitled from the relevant Taxing Jurisdiction in respect of any Foreign Taxes paid on the Initial Purchaser's behalf by TXU Funding or TXU Holdings or for which the Initial Purchaser has received reimbursement from TXU Funding or TXU Holdings, the Initial Purchaser shall, to the extent it can do so without prejudice to the retention of the amount so realized (after taking into account any net additional taxes paid in connection with the realization thereof), notify TXU Funding or TXU Holdings, as the case may be and pay TXU Funding or TXU Holdings, as the case may be (to the extent that the same shall not already have been taken into account in computing any amount previously paid by TXU Funding or TXU Holdings or the amount of any reimbursement previously received by the Initial Purchaser) promptly after the realization thereof an amount which is equal to the net amount thereof (or, in the event of a deduction from taxable income, the tax benefit generated thereby, if less than such deduction) plus any additional tax savings resulting from the payment pursuant to this sentence, provided that the aggregate of all such payments shall not exceed the aggregate of all amounts paid by the Company in respect of such Foreign Taxes.

          The provisions of this subsection (i) shall remain operative and in full force and effect regardless of any termination of this Agreement, in whole or in part.

                    (j)  Luxembourg Stock Exchange Provisions.  (i) TXU
                         ------------------------------------
          Funding and TXU Holdings will use their reasonable best efforts to list the Exchange Notes on the Luxembourg Stock Exchange and
          (ii) as long as the Notes or Exchange Notes, as applicable, are listed on the Luxembourg Stock Exchange and the rules of such Exchange so require:

                         (A) The exchange of the Notes for the Exchange Notes pursuant to the Exchange Offer may be effected through the Paying Agent in Luxembourg.

                         (B) TXU Funding and TXU Holdings will provide such Paying Agent with all documentation with respect to the Exchange Offer, and

                         (C) TXU Funding and TXU Holdings will cause the publication of a notice in a leading newspaper having general circulation in Luxembourg (i) prior to the Exchange Offer, indicating the procedures to be followed pursuant to the Exchange Offer, (ii) subsequent to the Exchange Offer, indicating the results thereof, (iii) of the payment of any Additional Interest and (iv) noting any increase in the interest rate on the Exchange Notes.

                    (k)  Counterparts.  This Agreement may be executed in
                         ------------
          any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                    (l)  Headings.  The headings in this Agreement are for
                         --------
          convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                    (m)  GOVERNING LAW.  THIS AGREEMENT SHALL BE DEEMED TO
                         -------------
          HAVE BEEN MADE IN THE STATE OF NEW YORK. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAWS. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

                    (n)  Severability.  In the event that any one or more
                         ------------
          of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                    (o)  Securities Held by TXU Funding, TXU Holdings or
                         -----------------------------------------------
          their Affiliates.  Whenever the consent or approval of Holders of
          ----------------
          a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by TXU Funding, TXU Holdings or any of their affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                        TXU EASTERN FUNDING COMPANY

                                        By:  /s/ Kirk R. Oliver
                                            -----------------------------
                                            Name: Kirk R. Oliver
                                            Title: Authorized Attorney


                                        TXU EASTERN HOLDINGS LIMITED

                                        By:  /s/ Kirk R. Oliver

                                            ------------------------------
                                            Name: Kirk R. Oliver
                                            Title: Authorized Attorney



          Accepted and delivered as of
          the date first above written

          LEHMAN BROTHERS INC.
            on behalf of the Initial Purchasers


          By: /s/ James W. Merli
             -----------------------------
             Name: James W. Merli
             Title: Managing Director